Exhibit 99D

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K (the "Form 10-K") of Target Corporation, a Minnesota corporation (the "Company"), for the fiscal year ended February 1, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

  1.
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: April 14, 2003	/s/ Robert J. Ulrich
Robert J. Ulrich Chairman of the Board and Chief Executive Officer
Dated: April 14, 2003	/s/ Douglas A. Scovanner
/s/ Douglas A. Scovanner Executive Vice President and Chief Financial Officer